As filed  with  the  Securities  and  Exchange  Commission  on  April  26,  2007
-------------------------------------------------------------------------------
                               FILE NO. 333-105331


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 6

                                       TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         ALLSTATE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)


                               ILLINOIS 36-2554642
                (State or Other Jurisdiction of (I.R.S. Employer
              Incorporation or Organization) Identification Number)



                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-5000

            (Address and Phone Number of Principal Executive Office)


                               MICHAEL J. VELOTTA
              SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                         ALLSTATE LIFE INSURANCE COMPANY
                          3100 SANDERS ROAD, SUITE J5B
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-5000

       (Name, Complete Address and Telephone Number of Agent for Service)

                                   COPIES TO:

                            ANGELA M. BANDI, ESQUIRE
                         ALLSTATE LIFE INSURANCE COMPANY
                          3100 SANDERS ROAD, SUITE J5B
                              NORTHBROOK, IL 60062

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: The annuity contracts and interests thereunder covered by this registration statement are to be issued promptly and from time to time after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box, [X].

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.




                                Explanatory Note

Registrant is filing this post-effective amendment ("Amendment") to add a corrected Exhibit 24(b) to the registration statement. The Exhibit 24(b) replaces the Exhibit 24(b)filed in Post-Effective Amendment No. 5 to the registration statement on April 18, 2007 ("Post-Effective Amendment No. 5"). The prospectus describing the Contract filed in Post-Effective Amendment No. 5 is incorporated herein by reference. The Amendment is not intended to amend or delete any part of the registration statement, except as specifically noted herein.

                                       PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

Part II is hereby amended to replace the Exhibit 24(b) filed in Post-Effective Amendment No. 5 with the following:

ITEM 16.  EXHIBITS.

(24) (b) Powers of Attorney for Michael B. Boyle, James W. Hohmann, George E. Ruebenson and Thomas J. Wilson, II filed herewith.




                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois on the 25th of April, 2007.

                         ALLSTATE LIFE INSURANCE COMPANY
                                  (REGISTRANT)


                            By: /s/MICHAEL J. VELOTTA
                    ----------------------------------------
                               Michael J. Velotta
                        Senior Vice President, Secretary
                               and General Counsel


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2007.


*/ JAMES E. HOHMANN                          Chief Executive Officer,
----------------------                       President and Director
James E. Hohmann                             (Principal Executive Officer)


/s/MICHAEL J. VELOTTA                        Senior Vice President, Secretary,
---------------------                        General Counsel and Director
Michael J. Velotta


*/DAVID A. BIRD                              Senior Vice President and
------------------                           Director
David A. Bird


*/MICHAEL B. BOYLE                           Vice President and Director
----------------------
Michael B. Boyle


*/DANNY L. HALE                              Director
-----------------
Danny L. Hale


*/JOHN C. LOUNDS                             Senior Vice President and
-----------------                            Director
John C. Lounds


*/SAMUEL H. PILCH                            Group Vice President and
-----------------                            Controller
Samuel H. Pilch                              (Principal Accounting Officer)


*/JOHN C. PINTOZZI                           Senior Vice President, Chief
------------------                           Financial Officer and Director
John C. Pintozzi                             (Principal Financial Officer)


*/GEORGE E. RUEBENSON                        Director
----------------------
George E. Ruebenson


*/ERIC A. SIMONSON                           Senior Vice President, Chief
------------------                           Investment Officer and Director
Eric A. Simonson


*/KEVIN R. SLAWIN                            Senior Vice President and
------------------                           Director
Kevin R. Slawin


*/DOUGLAS B. WELCH                           Senior Vice President and
------------------                           Director
Douglas B. Welch


*/THOMAS J. WILSON, II                       Chairman of the Board and Director
-----------------
Thomas J. Wilson, II


*/ By Michael J. Velotta, pursuant to Power of Attorney, filed herewith or previously filed.

                                  EXHIBIT LIST


The following exhibits are filed herewith:

Exhibit No.                  Description



Ex 24(b) Powers of Attorney for Michael B. Boyle, James W. Hohmann, George E. Ruebenson and Thomas J. Wilson, II